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                                                                    EXHIBIT 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Ching-Lun Yu, Chief Financial Officer (principal financial officer) of EUPA International Corporation, Inc. (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the period ended December 31, 2003 of the Registrant (the "Report"):

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Ching-Lun Yu
----------------------------
Name: Ching-Lun Yu
Date: March 31, 2003